InvestEd Portfolios

Supplement dated October 16, 2017 to the

InvestEd Portfolios Prospectus

dated September 18, 2017

Effective October 16, 2017, the Waddell & Reed Advisors Bond Fund and the Waddell & Reed Advisors Government Securities Fund (each, a “WRA Fund” and collectively, the “WRA Funds”), each a series of Waddell & Reed Advisors Funds, were reorganized into a respective series of the Ivy Funds: Ivy Bond Fund and Ivy Government Securities Fund (each, an “Ivy Fund,” collectively, the “Ivy Funds”). As a result, each InvestEd Portfolio will no longer invest in the WRA Funds and instead will invest in the Ivy Funds. The allocation of assets to the Ivy Funds will be the same as the allocation to the WRA Funds.

The Ivy Funds are newly organized funds that have been created for purposes of acquiring the assets and liabilities of the WRA Funds. Consequently, the investment objectives, fundamental investment restrictions, principal investment strategies and principal investment risks of the Ivy Funds are identical to the WRA Funds. Therefore, there are no changes to the risks or principal investment strategies for these underlying investments of the InvestEd Portfolios.

On that date, the prospectus is revised as follows:

1)	The Portfolios invest solely in Ivy Funds as underlying funds. Therefore, all references in the prospectus to the Portfolios’ investments in underlying Waddell & Reed Advisors Funds are deleted.

2)	The first sentence of the first paragraph of the Principal Investment Strategies section in each Portfolio’s summary prospectus is revised as follows:

The Portfolio is designed to provide diversification among different asset classes by investing its assets in other affiliated mutual funds within the Ivy Funds, referred to as underlying funds.

3)	The last sentence of the first paragraph of the Principal Investment Strategies section in each Portfolio’s summary prospectus is revised as follows:

The Portfolio typically will invest in Class N shares of underlying Ivy Funds.

4)	With respect to the charts in each Portfolio’s summary prospectus showing allocations to underlying funds, the references to “Waddell & Reed Advisors Bond Fund” and “Waddell & Reed Advisors Government Securities Fund” are revised to “Ivy Bond Fund” and “Ivy Government Securities Fund,” respectively. The investment range percentages for those funds will not change.

5)	The first two sentences of the second paragraph under the section Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds on page 32 of the prospectus are deleted and replaced with the following:

IICO is the investment manager for the underlying funds and for the Portfolios.

6)	In the subsection Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — Waddell & Reed Advisors Bond Fund beginning on page 58 of the prospectus, all references to “Waddell & Reed Advisors Bond Fund” are changed to “Ivy Bond Fund,” and all references to “WRIMCO” are changed to “IICO.”

7)	In the subsection Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — Waddell & Reed Advisors Government Securities Fund beginning on page 59 of the prospectus, all references to “Waddell & Reed Advisors Government Securities Fund” are changed to “Ivy Government Securities Fund,” and all references to “WRIMCO” are changed to “IICO.”

8)	The first sentence of the ninth paragraph in the subsection Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — All Funds on page 61 of the prospectus is deleted and replaced with the following:

Portfolio holdings may be found at www.ivyinvestments.com.

9)	WRIMCO is no longer the investment adviser to any of the underlying funds. Therefore, the seventh, eighth and ninth sentences of the paragraph under the section Management of the Portfolios — Investment Adviser on page 80 of the prospectus are deleted.

10)	The chart beginning on page 81 of the prospectus is revised as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid[1]
Ivy Advantus Bond Fund	March 31, 2017	0.51%
Ivy Apollo Strategic Income Fund	September 30, 2016	0.68%
Ivy Core Equity Fund	March 31, 2017	0.70%
Ivy Dividend Opportunities Fund	March 31, 2017	0.70%
Ivy Emerging Markets Equity Fund	March 31, 2017	0.97%

Supplement	Prospectus	1

Underlying Fund	Fiscal Year End	Net Management Fees Paid[1]
Ivy Global Bond Fund	March 31, 2017	0.59%
Ivy Global Growth Fund	March 31, 2017	0.85%
Ivy Government Money Market Fund[2]	March 31, 2017	0.35%
Ivy High Income Fund	March 31, 2017	0.53%
Ivy International Core Equity Fund	March 31, 2017	0.78%
Ivy Large Cap Growth Fund	March 31, 2017	0.68%
Ivy LaSalle Global Real Estate Fund	March 31, 2017	0.88%
Ivy Limited-Term Bond Fund	March 31, 2017	0.43%
Ivy Mid Cap Growth Fund	March 31, 2017	0.83%
Ivy Mid Cap Income Opportunities Fund	March 31, 2017	0.85%
Ivy ProShares Interest Rate Hedged High Yield Index Fund	September 30, 2016	N/A3
Ivy ProShares MSCI ACWI Index Fund	September 30, 2016	N/A3
Ivy ProShares Russell 2000 Dividend Growers Index Fund	September 30, 2016	N/A3
Ivy ProShares S&P 500 Bond Index Fund	September 30, 2016	N/A3
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	September 30, 2016	N/A3
Ivy Small Cap Core Fund	March 31, 2017	0.85%
Ivy Small Cap Growth Fund	March 31, 2017	0.85%
Ivy Value Fund	March 31, 2017	0.70%
Ivy Bond Fund	September 30, 2016	N/A4
Ivy Government Securities Fund	September 30, 2016	N/A4

[1]	For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that an underlying fund’s net assets are less than $25 million, subject to the managers’ right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.

[2]	In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

[3]	The Fund did not commence operations until after the fiscal year ended. Therefore, management fee rates (net of waivers) for the underlying fund as a percent of the Fund’s net assets for the fiscal year is not available.

[4]	The Funds are newly created funds that were part of a reorganization with corresponding Waddell & Reed Advisors Funds, and therefore they did not pay any management fees in the prior fiscal year. However, the management fee rates for the Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund for the fiscal year ended September 30, 2016 were 0.47% and 0.46%, respectively.

2	Prospectus	Supplement